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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): July 19, 2001


                               EB2B COMMERCE, INC.
               (Exact Name of Registrant as Specified in Charter)


           New Jersey                0-10039                22-2267658
(State or Other Jurisdiction of    (Commission           (I.R.S. Employer
         Incorporation)            File Number)       Identification Number)



                      757 Third Avenue, New York, New York
                                      10017
        (Address of Registrant's Principal Executive Offices) (Zip Code)

                                 (212) 703-2000
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events

         On July 19, 2001, eB2B Commerce, Inc. (the "Company") announced that Richard S. Cohan was named Chief Executive Officer of the Company. Mr. Cohan replaces Alan Andrieni, who has resigned from the Compahy as Chief Executive Officer and a member of the Board of Directors. The Company also announced that Mark Reichenbaum and Bruce J. Haber were elected to the Board of Directors. For more information, reference is made to the press release of the Company, dated July 19, 2001, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits:

         99.  Press release, dated July 19, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2001

                                                eB2B Commerce, Inc.


                                          By:    /s/  Peter J. Fiorillo
                                               ---------------------------------
                                               Name:  Peter J. Fiorillo, Esq.
                                               Title: Chairman & Chief
                                                      Financial Officer